                                                                  EXHIBIT (10o)

                              RUSSELL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN

         Effective as of the 1st day of January, 2002, Russell Corporation, a corporation duly organized and existing under the laws of the State of Alabama (the "Controlling Company"), hereby amends and restates the Russell Corporation Supplemental Retirement Benefit Plan (the "Plan").

                             BACKGROUND AND PURPOSE

         A. Purpose. The Controlling Company originally established the Plan effective as of January 1, 1996. The Controlling Company desires to provide a select group of management or highly compensated employees (and those of its affiliated and related companies that participate in the Plan) with supplemental retirement income.

         B. General Design. The Plan generally supplements a participant with retirement benefits that would have been payable under the Russell Corporation Revised Pension Plan but for certain limitations placed on a participant's benefits under such plan.

         C. Type of Plan. The Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.

                             STATEMENT OF AGREEMENT

         To amend and restate the Plan described above with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions of the Plan as follows:


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                               TABLE OF CONTENTS

                                                                                                                PAGE

ARTICLE I DEFINITIONS.............................................................................................1

   1.1      ACCRUED BENEFIT.......................................................................................1
   1.2      ADMINISTRATIVE COMMITTEE..............................................................................1
   1.3      AFFILIATE.............................................................................................1
   1.4      BENEFICIARY...........................................................................................1
   1.5      BOARD.................................................................................................1
   1.6      CODE..................................................................................................1
   1.7      CONTROLLING COMPANY...................................................................................1
   1.8      DEEMED CREDITED SERVICE...............................................................................1
   1.9      DEEMED YEARS OF SERVICE...............................................................................1
   1.10     EFFECTIVE DATE........................................................................................1
   1.11     ELIGIBLE EMPLOYEE.....................................................................................1
   1.12     EMPLOYEE..............................................................................................2
   1.13     ERISA.................................................................................................2
   1.14     LIMITATION............................................................................................2
   1.15     PARTICIPANT...........................................................................................2
   1.16     PARTICIPATING COMPANY.................................................................................2
   1.17     PENSION PLAN..........................................................................................2
   1.18     PENSION PLAN BENEFIT..................................................................................2
   1.19     PLAN..................................................................................................2
   1.20     PLAN YEAR.............................................................................................3
   1.21     TRUST OR TRUST AGREEMENT..............................................................................3
   1.22     TRUSTEE...............................................................................................3
   1.23     TRUST FUND............................................................................................3

ARTICLE II ELIGIBILITY............................................................................................4

   2.1      ELIGIBILITY...........................................................................................4
   2.2      CESSATION OF ACTIVE PARTICIPATION.....................................................................4
      (a)      Cessation of Participation.........................................................................4
      (b)      Inactive Participant Status........................................................................4

ARTICLE III ACCRUED BENEFITS......................................................................................5

   3.1      DETERMINATION OF ACCRUED BENEFIT......................................................................5
   3.2      ADDITIONAL ACCRUAL FOR RUSSELL CORPORATION FLEXIBLE DEFERRAL PLAN
   PARTICIPANTS...................................................................................................5
   3.3      NONDUPLICATION OF BENEFITS............................................................................5

ARTICLE IV VESTING................................................................................................6

   4.1      GENERALLY.............................................................................................6

ARTICLE V PAYMENT OF RETIREMENT BENEFITS..........................................................................7

   5.1      GENERAL...............................................................................................7
   5.2      TIMING OF PAYMENT.....................................................................................7
   5.3      FORM OF BENEFIT.......................................................................................7
   5.4      OFFSET FOR OBLIGATIONS TO THE COMPANY.................................................................7
   5.5      TAXES.................................................................................................7
   5.6      ERRORS AND OMISSIONS IN BENEFITS......................................................................7

ARTICLE VI DEATH BENEFITS.........................................................................................8

   6.1      DEATH BENEFIT PRIOR TO DISTRIBUTION...................................................................8
   6.2      DEATH BENEFIT AFTER COMMENCEMENT OF DISTRIBUTION......................................................8
   6.3      FORFEITURE OF BENEFITS AT DEATH.......................................................................8

ARTICLE VII CLAIMS................................................................................................9

   7.1      CLAIMS................................................................................................9
      (b)      Initial Claim......................................................................................9
      (c)      Appeal.............................................................................................9
      (d)      Satisfaction of Claims.............................................................................9

ARTICLE VIII SOURCE OF FUNDS.....................................................................................11

   8.1      SOURCE OF FUNDS......................................................................................11
      (a)      Allocation among Affiliates.......................................................................11
      (b)      General Creditors.................................................................................11
   8.2      TRUST................................................................................................11
      (a)      Establishment.....................................................................................11
      (b)      Distributions.....................................................................................11
      (c)      Status of the Trust...............................................................................11

ARTICLE IX RIGHTS AND DUTIES UNDER THE PLAN......................................................................12

   9.1      RIGHTS AND DUTIES OF ADMINISTRATIVE COMMITTEE........................................................12
   9.2      COMPENSATION, INDEMNITY AND LIABILITY................................................................12

ARTICLE X AMENDMENT AND TERMINATION..............................................................................14

   10.1     AMENDMENTS...........................................................................................14
   10.2     TERMINATION OF PLAN..................................................................................14

ARTICLE XI MISCELLANEOUS.........................................................................................15

   11.1     TAXATION.............................................................................................15
   11.2     CONTRACTUAL OBLIGATION...............................................................................15
   11.3     NO EMPLOYMENT CONTRACT...............................................................................15
   11.4     HEADINGS.............................................................................................15
   11.5     GENDER AND NUMBER....................................................................................15
   11.6     SUCCESSORS...........................................................................................15
   11.7     ASSIGNMENT OF BENEFITS...............................................................................16
   11.8     LEGALLY INCOMPETENT..................................................................................16
   11.9     GOVERNING LAW........................................................................................16
   11.10       SEVERABILITY......................................................................................16
   11.11       OTHER PLANS.......................................................................................16

                                   ARTICLE I
                                  DEFINITIONS

         For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meaning set forth below unless a different meaning plainly is required by the context.

         1.1 Accrued Benefit means an annual pension benefit (i) which a Participant has earned under the Plan as of any date of reference, and (ii) which is more fully determined under Article III. To the extent that a Participant's Accrued Benefit is paid or expressed as a monthly benefit, such monthly benefit payments shall equal 1/12 of such Participant's annual pension benefit.

         1.2 Administrative Committee means the committee responsible for administering the Pension Plan.

         1.3 Affiliate means (i) any corporation or other entity that is required to be aggregated with the Controlling Company under Code Sections 414(b), (c), (m) or (o), and (ii) any other entity in which the Controlling Company has an ownership interest and which the Controlling Company designates as an Affiliate for purposes of the Plan.

         1.4 Beneficiary means, with respect to a Participant, the person or persons entitled to receive any death benefits that may be payable under the Pension Plan upon the death of the Participant.

         1.5      Board means the Board of Directors of the Controlling
Company.

         1.6      Code means the Internal Revenue Code of 1986, as amended.

         1.7 Controlling Company means Russell Corporation, an Alabama corporation with its principal place of business in Atlanta, Georgia.

         1.8 Deemed Credited Service means the number of years of credited service, if any, granted to a Participant for purposes of computing his Accrued Benefit hereunder as designated by the Participating Company and set forth in the notice provided to the Participant by the Administrative Committee.

         1.9 Deemed Years of Service means the number of years of service, if any, granted to a Participant for purposes of computing his Accrued Benefit hereunder as designated by the Participating Company and set forth in the notice provided to the Participant by the Administrative Committee.

         1.10 Effective Date means January 1, 2002, the date that this restatement of the Plan shall generally be effective. The original effective date of the Plan was January 1, 1996.

         1.11 Eligible Employee means an Employee of a Participating Company who is a participant in the Pension Plan and either (i) whose compensation taken into account under the

Pension Plan for the plan year, when added to the amount of his deferrals under the Russell Corporation Flexible Deferral Plan for the plan year, exceeds the dollar limit in effect under Code Section 401(a)(17) for the plan year ($200,000 for 2002); or (ii) who has been notified by the Administrative Committee that he is covered under this Plan, and either (A) whose compensation under the Pension Plan is limited by application of either or both of the Limitations, or (B) who is granted "Years of Service" or years of "Credited Service" (as such terms are defined in the Pension Plan), or both, solely for purposes of computing such Participant's Accrued Benefit hereunder.

         1.12 Employee means any individual who is employed as a common-law employee of an Affiliate [including officers, but excluding independent contractors and leased employees (or any individuals designated as independent contractors or leased employees under the applicable Affiliate's customary worker classification procedures) and directors who are not officers or otherwise employees]; provided, an individual who is on a paid leave of absence from an Affiliate shall be deemed to be actively employed by such Affiliate unless such individual is classified as terminated under such Affiliate's customary worker classification procedures.

         1.13 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.14 Limitation means (i) the limitation imposed by Section 401(a)(17) of the Code on compensation that may be taken into account for purposes of determining benefits under a defined benefit pension plan qualified under Section 401(a) of the Code, (ii) the limitation imposed by Section 415 of the Code on benefits payable from a defined benefit pension plan qualified under Section 401(a) of the Code, and (iii) the exclusion from "Earnings" (as defined in the Pension Plan) of all payments to executive officers under any Management Incentive Program of the Controlling Company and any successor thereto.

         1.15 Participant means any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of Article II, or who otherwise is entitled to a benefit under the Plan.

         1.16 Participating Company means, as of the Effective Date, the Controlling Company and its Affiliates that are designated by the Controlling Company, and set forth on Schedule A hereto, as Participating Companies herein. In addition, any other Affiliate in the future may adopt the Plan with the consent of the Administrative Committee, and such Affiliate's name shall be added to Schedule B.

         1.17 Pension Plan means the Russell Corporation Revised Pension Plan, a defined benefit plan qualified under Code Section 401(a), as such plan may be amended from time to time.

         1.18 Pension Plan Benefit means a Participant's accrued benefit under the Pension Plan, including any benefits already paid or in pay status, expressed as a Single Life Annuity commencing on the Participant's Benefit Commencement Date (or any other date of determination).

         1.19 Plan means the Russell Corporation Supplemental Retirement Benefit Plan, as contained herein and all amendments hereto. The Plan is intended to be an unfunded, nonqualified deferred compensation plan covering certain designated Employees who are within a select group of key management or highly compensated Employees.

         1.20 Plan Year shall mean the 12-consecutive-month period ending on December 31 of each year.

         1.21 Trust or Trust Agreement means the separate agreement or agreements between the Controlling Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

         1.22 Trustee means the party or parties so designated from time to time pursuant to the terms of the Trust Agreement.

         1.23 Trust Fund means the total amount of cash and other property held by the Trustee (or any nominee thereof ) at any time under the Trust Agreement.

                                  ARTICLE II
                                  ELIGIBILITY

         2.1      Eligibility.

                  The Administrative Committee, in its sole discretion, shall designate which Eligible Employees shall become Participants in the Plan and, for each such Eligible Employee, the effective date of his participation in the Plan.

         2.2      Cessation of Active Participation.

                  (a)      Cessation of Participation. Except as provided in
Section 2.3 or unless the Administrative Committee specifies otherwise, a Participant's active participation in the Plan shall cease such that he shall not accrue any additional benefit under the Plan as of the earlier of (i) the date he ceases to be employed as an Eligible Employee or (ii) the date he is otherwise removed from active participation in the Plan by the Administrative Committee.

                  (b) Inactive Participant Status. Even if his active participation in the Plan ends:

                           (1) An Employee who has a vested benefit shall remain an inactive Participant in the Plan until the earlier of (A) the date the Participant receives the full amount of his Accrued Benefit from the Plan, or (B) the date he again becomes an Eligible Employee and recommences participation in the Plan.

                           (2) An Employee who has no vested benefit under the Plan but who remains employed by a Participating Company shall remain an inactive Participant in the Plan until the date he ceases to be employed by all Participating Companies at a time when he has no vested benefit under the Plan. If he remains employed by a Participating Company until his benefit under the Plan vests, the status of his inactive participation will be determined under subsection (1) hereof.

                           (3) An Employee who has no vested benefit under the Plan who ceases to be employed by all Participating Companies will cease to be a Participant upon such cessation of employment.

                                  ARTICLE III
                                ACCRUED BENEFITS

         3.1      Determination of Accrued Benefit.

                  Except as provided in Section 3.2, a Participant's Accrued Benefit as of any date of determination is an annual benefit commencing as of such date of determination that is equal to the following:

                  (a) the aggregate amount of his Pension Plan Benefit that would have been payable without regard to the Limitations and by including his Deemed Years of Service and Deemed Credited Service; minus

                  (b) the aggregate amount of his Pension Plan Benefit to which he is entitled after application of the Limitations.

         3.2 Additional Accrual for Russell Corporation Flexible Deferral Plan Participants.

                  If a Participant employed as of December 31, 2001, defers or has deferred compensation under the Russell Corporation Flexible Deferral Plan (the "FDP") for the 2000 and/or 2001 plan year, such that his compensation calculated for the Pension Plan was reduced below the maximum limit under Code
Section 401(a)(17) ($170,000 for 2000 and 2001), the amount by which his Pension Plan accrual for that year is or was reduced will be made up in the Plan. Also, solely for the purpose of this make-up, participants in the FDP whose compensation for a plan year has not exceeded or does not exceed the maximum compensation limit described in this section and who have made deferrals under the FDP for that plan year, will be Participants in the Plan.

         3.3      Nonduplication of Benefits.

                  In calculating a Participant's Accrued Benefit, all of the Participant's Deemed Credited Service shall be taken into account regardless of whether a prior payment of benefits to the Participant has been made under the Plan. Notwithstanding the foregoing, the Participant's Accrued Benefit shall be reduced by the Actuarial Equivalent of any previous payments to the Participant from the Plan so that the Participant shall not receive a duplication of benefits under the Plan.

                                  ARTICLE IV
                                    VESTING

         4.1      Generally.

                  A Participant shall be vested in his Accrued Benefit to the same extent that he is vested in his Retirement Plan Benefit.

                                   ARTICLE V
                         PAYMENT OF RETIREMENT BENEFITS

         5.1      General.

                  A Participant's Retirement Benefit shall be payable to him in the amount, at the time and in the form determined in this Article V.

         5.2      Timing of Payment.

                  Payment of a Participant's Accrued Benefit generally shall commence or be made at the same time as the Participant's Pension Plan Benefit commences or is made; provided, if the Participant's Pension Plan Benefit commences while the Participant is employed by the Controlling Company or any Affiliate, payments of benefits under the Plan shall not commence or be made until after such employment is terminated.

         5.3      Form of Benefit.

                  A Participant's Accrued Benefit shall be paid in the same form as his Pension Plan Benefit is paid.

         5.4      Offset for Obligations to the Company.

                  Notwithstanding anything herein to the contrary, if a Participant or Beneficiary has any outstanding obligation to any Affiliate (whether or not such obligation is related to the Plan), the Administrative Committee may cause the Accrued Benefit of such Participant or Beneficiary to be reduced and offset by, and to be applied to satisfy, the amount of such obligation.

         5.5      Taxes.

                  If the whole or any part of any Participant's or Beneficiary's benefit hereunder shall become subject to any estate, inheritance, income, employment or other tax which the Participating Company shall be required to pay or withhold, the Participating Company shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant or Beneficiary whose interests hereunder are so affected (including, without limitation, by reducing and offsetting the Participant's or Beneficiary's Accrued Benefit). Prior to making any payment, the Participating Company may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

         5.6      Errors and Omissions in Benefits.

                  When an error or omission is discovered in the computation of any benefit payable to a Participant or Beneficiary, the Administrative Committee may direct the Trustee to make equitable adjustments as of the earliest practicable date following the discovery of the error or omission.

                                  ARTICLE VI
                                 DEATH BENEFITS

         6.1      Death Benefit Prior to Distribution.

                  In the event a Participant who has become entitled to payment of a Pension Plan Benefit (or would be so entitled in the event that any Deemed Years of Service or Deemed Credited Service granted hereunder were taken into account under the Pension Plan) dies before payment of his Accrued Benefit commences, the Participant's Beneficiary shall be entitled to receive a death benefit equal to (i) the aggregate amount of the death benefit which the Beneficiary would be entitled to receive under the Pension Plan without regard to the Limitations and by including his Deemed Years of Service and Deemed Credited Service thereunder, minus (ii) the amount of the death benefit which the Beneficiary is entitled to receive under the Pension Plan after application of the Limitations.

         6.2      Death Benefit After Commencement of Distribution.

                  In the event a Participant dies after commencing payment of his Accrued Benefit, the death benefit shall be the remaining Accrued Benefit payable (if any) in accordance with the form of benefit in which such Accrued Benefit was being paid, but no additional Accrued Benefit shall be paid hereunder by reason of such Participant's death.

         6.3      Forfeiture of Benefits at Death.

                  At the Participant's death, the value of any portion of the Participant's Accrued Benefit not to be paid as a death benefit under this
Article VI shall be forfeited. Upon the death of a Participant's Beneficiary after the Participant's death, the value of any portion of the Participant's Accrued Benefit that otherwise would have been used to make continuing survivor annuity payments shall be forfeited. If a Beneficiary to whom a survivor annuity is payable dies prior to the commencement of the survivor annuity, no survivor annuity payments shall be made.

                                  ARTICLE VII
                                     CLAIMS

         7.1      Claims.

                  (a) Participant Rights. If a Participant has any grievance, complaint or claim concerning any aspect of the operation or administration of the Plan, including but not limited to claims for benefits (collectively referred to herein as "claim" or "claims"), the Participant shall submit the claim in accordance with the procedures set forth in this Section. All such claims must be submitted within the "applicable limitations period." The "applicable limitations period" shall be the period beginning on (i) in the case of any payment, the date on which the payment was made or allegedly should have been made, or (ii) for all other claims, the date on which the action complained of occurred, and ending on the last day of the next following calendar year.

                  (b) Initial Claim. Claims for benefits under the Plan may be filed in writing with the Administrative Committee on forms or in such other written documents as the Administrative Committee may prescribe. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, citations of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                  (c) Appeal. Any Participant or Beneficiary who has been denied a benefit shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant (or his duly authorized representative) may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 60 days following the filing of the request for review; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 60-day period, and such extension shall not exceed one additional 60-day period. If unfavorable, the notice of the decision shall explain the reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                  (d) Satisfaction of Claims. Any payment to a Participant or Beneficiary shall to the extent thereof be in full satisfaction of all claims hereunder against the Administrative Committee and all Participating Companies, any of whom may require such Participant or Beneficiary, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Administrative Committee or the Participating Companies. If receipt and release is required but the Participant or Beneficiary (as applicable) does not provide such receipt and release in a timely enough manner to permit a timely distribution in accordance with the general timing of distribution provisions in the Plan, the payment of any affected distribution may be delayed until the Administrative Committee or the Participating Companies receive a proper receipt and release.

                                 ARTICLE VIII
                                SOURCE OF FUNDS

         8.1      Source of Funds.

                  (a) Allocation among Affiliates. The obligation to pay benefits hereunder shall be the obligation of the Controlling Company and its Affiliates that participate in the Plan and whose employees are Participants entitled to benefits hereunder. The Administrative Committee shall allocate the total liability to pay benefits under the Plan among the Controlling Company and its Affiliates that participate in the Plan in such manner and amount as the Administrative Committee in its sole discretion deems appropriate.

                  (b) General Creditors. Except to the extent provided from the Trust as described in this Article, each of the Controlling Company and Participating Companies shall provide the benefits described in the Plan and allocable to such entity pursuant to the terms of subsection (a) hereof from its general assets. The Controlling Company's and Participating Companies' obligations to pay benefits under the Plan constitute mere promises of the Controlling Company and the Participating Companies to pay such benefits; and a Participant or Beneficiary shall be and remain no more than an unsecured, general creditor of the Controlling Company.

         8.2      Trust.

                  To the extent that the Controlling Company uses a Trust to fund benefits hereunder, the following provisions shall apply:

                  (a) Establishment. To the extent determined by the Controlling Company, the Participating Companies shall transfer the funds necessary to fund benefits accrued hereunder to the Trustee to be held and administered by the Trustee pursuant to the terms of the Trust Agreement. Except as otherwise provided in the Trust Agreement, each transfer into the Trust Fund shall be irrevocable as long as a Participating Company has any liability or obligations under the Plan to pay benefits, such that the Trust property is in no way subject to use by the Participating Company; provided, it is the intent of the Controlling Company that the assets held by the Trust are and shall remain at all times subject to the claims of the general creditors of the Participating Companies.

                  (b) Distributions. Pursuant to the Trust Agreement, the Trustee shall make payments to Plan Participants and Beneficiaries in accordance with a payment schedule provided by the Participating Company. The Participating Company shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Participating Company.

                  (c) Status of the Trust. No Participant or Beneficiary shall have any interest in the assets held by the Trust or in the general assets of the Participating Companies other than as a general, unsecured creditor. Accordingly, a Participating Company shall not grant a security interest in the assets held by the Trust in favor of the Participants, Beneficiaries or any creditor.

                                  ARTICLE IX
                        RIGHTS AND DUTIES UNDER THE PLAN

         9.1      Rights and Duties of Administrative Committee.

                  The Administrative Committee shall administer the Plan and shall have all the powers and full discretion necessary to accomplish that purpose, including (but not limited to) the following:

                  (a)      To construe, interpret and administer the Plan;

                  (b) To make determinations required by the Plan, and to maintain records regarding Participants' and Beneficiaries' benefits hereunder;

                  (c) To compute and certify to the Participating Company the amount and kinds of benefits payable to Participants and Beneficiaries, and to determine the time and manner in which such benefits are to be paid;

                  (d) To authorize all disbursements by the Participating Company pursuant to the Plan;

                  (e) To maintain all the necessary records of the administration of the Plan;

                  (f) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof;

                  (g)      To have all powers elsewhere conferred upon it;

                  (h)      To designate, from time to time, the Trustee;

                  (i) To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder; and

                  (j) To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan.

         9.2      Compensation, Indemnity and Liability.

                  The Administrative Committee and its members shall serve as such without bond and without compensation for services hereunder. All expenses of the Administrative Committee shall be paid by the Participating Companies. No member of the Administrative Committee shall be liable for any act or omission of any other member of the Administrative Committee, or for any act or omission on his own part, excepting his own willful misconduct. The Participating Companies shall indemnify and hold harmless the Administrative Committee and each member thereof against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his membership on the Administrative Committee, excepting only expenses and liabilities arising out of his own willful misconduct. Notwithstanding the foregoing, the Participating Companies shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Controlling Company consents in writing to such settlement or compromise.

                                   ARTICLE X
                           AMENDMENT AND TERMINATION

         10.1     Amendments.

                  The Board or an officer of the Controlling Company authorized by the Board shall have the right to amend the Plan in whole or in part at any time and from time to time. Any amendment shall be in writing and executed by a duly authorized officer of the Controlling Company. An amendment to the Plan may modify its terms in any respect whatsoever; provided, no amendment may decrease the level of the Accrued Benefits which a Participant or Beneficiary would be entitled to receive hereunder if he terminated employment with the Controlling Company and all Affiliates on the later of (i) the date such amendment is adopted, or (ii) the date such amendment is effective. Any of the provisions of this Article X to the contrary notwithstanding, if the Board shall amend the Plan in a manner which results in all or any portion of the benefits under the Plan being taxable hereunder prior to the date of payment specified herewith, the Board shall have the authority to amend the benefit formula hereunder to contain such adjusted benefit amount hereunder as the Board in its discretion shall determine to be equitable to provide Participant an accelerated after-tax benefit hereunder reasonably expected to be equal to the after-tax benefit hereunder without such amendment.

         10.2     Termination of Plan.

                  The Controlling Company expects to continue the Plan, but reserves the right to discontinue and terminate the Plan at any time. Any action to terminate the Plan shall be taken by the Board or an officer of the Controlling Company authorized by the Board in the form of a written Plan amendment executed by a duly authorized officer of the Controlling Company. If the Plan is terminated, the Accrued Benefit payable to or with respect to the Participant shall be limited to the amount that would be payable if the Participant ceased to be an Employee as of the date of termination of the Plan as to him. Termination and discontinuance of the Plan shall be binding on all Participants and Beneficiaries.

                                  ARTICLE XI
                                 MISCELLANEOUS

         11.1     Taxation.

                  It is the intention of the Controlling Company that the benefits payable hereunder shall not be deductible by the Participating Companies or taxable for federal income tax purposes to Participants or Beneficiaries until such benefits are paid by the Participating Companies, or the Trust, as the case may be, to such Participants or Beneficiaries. When such benefits are so paid, it is the intention of the Controlling Company that they shall be deductible by the Participating Companies under Code Section 162.

         11.2     Contractual Obligation.

                  It is intended that the Participating Companies be under a contractual obligation to pay Accrued Benefits when due. Payment of Accrued Benefits under this Plan shall be made out of the Participating Companies' general assets.

         11.3     No Employment Contract.

                  Nothing herein contained is intended to be nor shall be construed as constituting a contract or other arrangement between the Controlling Company or any Participating Company and any Participant to the effect that the Participant will be employed by a Participating Company for any specific period of time.

         11.4     Headings.

                  The headings of the various articles and sections in the Plan are solely for convenience and shall not be relied upon in construing any provisions hereof. Any reference to a section shall refer to a section of the Plan unless specified otherwise.

         11.5     Gender and Number.

                  Use of any gender in the Plan will be deemed to include both genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

         11.6     Successors.

                  The Controlling Company and the Participating Companies shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Controlling Company and/or the Participating Companies to expressly assume the obligations hereunder in the same manner and to the same extent that the Controlling Company and the Participating Companies would be required to perform if no such succession had taken place.

         11.7     Assignment of Benefits.

                  The right of a Participant or Beneficiary to receive payments under the Plan shall not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Participant or Beneficiary except by will or by the laws of descent and distribution and then only to the extent permitted under the terms of the Plan.

         11.8     Legally Incompetent.

                  The Administrative Committee, in its sole discretion, may direct that payment be made to an incompetent or disabled person, whether because of minority or mental or physical disability, to the guardian of such person or to the person having custody of such person, without further liability either on the part of the Controlling Company or the Participating Companies for the amount of such payment to the person on whose account such payment is made.

         11.9     Governing Law.

                  The Plan shall be construed, administered and governed in all respects in accordance with applicable federal law (including ERISA) and, to the extent not preempted by federal law, in accordance with the laws of the State of Alabama. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         11.10    Severability.

                  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any section or part of a section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

         11.11    Other Plans.

                  No benefit payable hereunder shall be deemed compensation to the Participant for the purposes of computing benefits to which such Participant may be entitled under the Pension Plan, the Russell Corporation 401(k) Retirement Savings Plan, the Russell Corporation Flexible Deferral Plan, the Russell Corporation Supplemental Executive Retirement Plan or any other plan or arrangement of the Company for the benefit of its employees.

         IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer on the date first written above.


                                  RUSSELL CORPORATION



                                  By:
                                     ------------------------------------


                                     Title:
                                           ------------------------------

                                   SCHEDULE A

                  PARTICIPATING COMPANIES AND EFFECTIVE DATES

Company Names                                                 Effective Date
-------------                                                 --------------
Russell Corporation                                           January 1, 2001
Alexander City Flying Service, Inc.                           January 1, 1996
Cross Creek Apparel, LLC                                      December 30, 2000
Cross Creek Holdings, Inc.                                    September 8, 1998
DeSoto Mills, Inc.                                            January 1, 1996
Jerzees Apparel, LLC                                          August 8, 2000
Mossy Oak Apparel, Inc.                                       March 20, 2000
RINTEL Properties, Inc.                                       September 8, 1998
Russell Apparel, LLC                                          December 10, 1998
Russell Asset Management, Inc.                                September 8, 1998
Russell Athletic West, Inc.                                   January 1, 1996
Russell Athletic, Inc.                                        January 1, 1996
Russell Financial Services, Inc.                              October 2, 1998
Russell Functional Systems, Inc.                              June 12, 2001 - December 28, 2001
Russell Servicing Co., Inc.                                   October 2, 1998
Russell Yarn, LLC                                             April 30, 2001 - December 31, 2001


                                       A-1